                                                                     EXHIBIT 3.3

                               State of Delaware

                        Office of the Secretary of State

                       ---------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "RELIANT ENERGY MARYLAND HOLDINGS, LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 1998, AT 4:30 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "SITHE DEEP CREEK LLC" TO "SITHE MARYLAND HOLDINGS LLC", FILED THE THIRTY-FIRST DAY OF MARCH, A.D. 1999, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "SITHE MARYLAND HOLDINGS LLC" TO "RELIANT ENERGY MARYLAND HOLDINGS, LLC", FILED THE TWELFTH DAY OF MAY, A.D. 2000, AT 3 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


[SEAL]

                                       /s/ EDWARD J. FREEL
                                       ------------------------------------
                                       Edward J. Freel, Secretary of State

2985507  8100H                                     AUTHENTICATION: 0629358

001421455                                                   DATE: 08-21-00

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                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 12/28/1998
                                                          981505009 - 2985507


                            CERTIFICATE OF FORMATION
                                       OF
                              SITHE DEEP CREEK LLC


     The undersigned, an authorized natural person, for the purposes of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

     FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                              SITHE DEEP CREEK LLC

     SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                    The Corporation Trust Company
                    Corporation Trust Center
                    1209 Orange Street
                    Wilmington, New Castle County, Delaware 19801


Executed on December 28, 1998.


                                                       /s/ GEORGE LOFASO
                                                       -------------------------
                                                       George Lofaso
                                                       Authorized Person

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                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                              SITHE DEEP CREEK LLC


     1.   The name of the limited liability company is Sithe Deep Creek LLC.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:

     FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                          SITHE MARYLAND HOLDINGS LLC

     The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

     SECOND: The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

               United Corporate Services, Inc.
               15 East North Street
               Dover, Kent County, Delaware 19901

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe Deep Creek LLC this 31st day of, 1999.

                                       By: Sithe Mid-Atlantic, Inc.,
                                       as sole member

                                       By: /s/ DAVID L. TOHIR
                                           -------------------------------
                                           Name:  David L. Tohir
                                           Title: President



                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/31/1999
                                                           991127304 -2985507
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                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                          SITHE MARYLAND HOLDINGS LLC

     1. The name of the limited liability company is Sithe Maryland Holdings
LLC.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:

          "FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                      Reliant Energy Maryland Holdings, LLC"

     The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

          "SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                         The Corporation Trust Company
                         1209 Orange Street
                         New Castle County
                         Wilmington, Delaware 19801"
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     IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Amendment of Sithe Maryland Holdings LLC this 12th day of May, 2000.

                                      Reliant Energy Northcast Generation, Inc., as sole member

                                      By: /s/ J. DOUGLAS DIVINE
                                          ----------------------------
                                              J. Douglas Divine
                                              President